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                                                                    EXHIBIT 99.2


[UICI LOGO]
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9151 Grapevine Highway                                      Phone: (817)255-5200
North Richland Hills, Texas 76180                             Fax: (817)255-5390



                                   May 9, 2003


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re: Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Quarterly Report on Form 10-Q of UICI (the "Company") for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                              /S/  GREGORY T. MUTZ
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                              Name:  Gregory T. Mutz
                              Title: President and Chief Executive Officer


                              /S/  MARK D. HAUPTMAN
                              --------------------------------------------------
                              Name:  Mark D. Hauptman
                              Title: Vice President and Chief Financial Officer